AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 23, 1999
                                                      REGISTRATION NO. 33-85940
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

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                         SWIFT TRANSPORTATION CO., INC.
               (Exact name of Registrant as specified in charter)

              NEVADA                                             86-0666860
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

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                 2200 SOUTH 75TH AVENUE, PHOENIX, ARIZONA 85043
               (Address of principal executive office) (zip code)

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                         SWIFT TRANSPORTATION CO., INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                    (Amended and Restated as of may 20, 1999)
                              (full title of plan)

                                   ----------

                            JERRY C. MOYES, PRESIDENT
                         SWIFT TRANSPORTATION CO., INC.
                             2200 SOUTH 75TH AVENUE
                             PHOENIX, ARIZONA 85043
                     (Name and address of agent for service)

                                 (602) 269-9700
          (Telephone number, including area code, of agent for service)

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                                EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to Form S-8 Registration Statement (File No. 333-85940) amends the registration statement originally filed on November 2, 1994 (the "Original Filing"). Any items in the Original Filing not expressly changed hereby shall be as set forth in the Original Filing.

                                     PART I
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8. EXHIBITS.

      Exhibit No.                        Description
      -----------                        -----------

         4.1      Amended  and  Restated   Articles  of   Incorporation  of  the
                  Registrant.

         4.2      Bylaws of the Registrant (Incorporated by reference to Exhibit
                  3.2 of the Registrant's Registration Statement on Form S-3 (Registration No. 33-66034)).

         4.3 Non-Employee Directors Stock Option Plan (Amended and Restated as of May 20, 1999) (Incorporated by reference to the Registrant's Notice and Proxy Statement for its 1999 Annual Meeting of Stockholders).

         *5       Opinion of Counsel.

          23.1    Consent of KPMG LLP

         *23.2    Consent of Counsel (included as part of Exhibit 5).

         *24      Powers of Attorney.

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* Previously Filed.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on June 23, 1999.

                                        SWIFT TRANSPORTATION CO., INC., a Nevada corporation

                                        By: /s/ Jerry C. Moyes
                                            ------------------------------------
                                            Jerry C. Moyes
                                            Chairman of the Board, President and
                                            Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


Name and Signature          Title                                  Date
------------------          -----                                  ----

/s/ Jerry C. Moyes          Chairman of the Board, President       June 23, 1999
------------------------    and Chief Executive Officer
Jerry C. Moyes              (Principal Executive Officer)

*                           Executive Vice President,              June 23, 1999
------------------------    Secretary, Chief Financial Officer
William F. Riley, III       and Director  (Principal Accounting
                            and Financial Officer)

*                           Executive Vice President and           June 23, 1999
------------------------    Director
Rodney K. Sartor

*                           Director                               June 23, 1999
------------------------
Lou A. Edwards

*                           Director                               June 23, 1999
------------------------
Alphonse E. Frei

*                           Director                               June 23, 1999
------------------------
Earl H. Scudder, Jr.

* By: /s/Jerry C. Moyes                                            June 23, 1999
      ------------------------
      Jerry C. Moyes
      Attorney-in-Fact

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
                                  EXHIBIT INDEX


Exhibit Number     Description                      Page or Method of Filing
--------------     -----------                      ------------------------

4.1                Amended and Restated             Filed herewith
                   Articles of Incorporation of
                   the Registrant

4.2                Bylaws of the Registrant         Incorporated by reference to
                                                    Exhibit 3.2 of the
                                                    Registrant's Registration
                                                    Statement on Form S-3
                                                    (Registration No. 33-66034)

4.3                Non-Employee Directors           Incorporated by reference to
                   Stock Option Plan (Amended       the Registrant's Notice and
                   and Restated as of May 20,       Proxy Statement for its 1999
                   1999)                            Annual Meeting of
                                                    Stockholders

5                  Opinion of Counsel               Previously filed

23.1               Consent of KPMG LLP              Filed herewith

23.2               Consent of Counsel               Included in Exhibit 5

24                 Powers of Attorney               Previously filed

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